UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares – TRSDX
Institutional Class Shares – TRSMX

Annual Report

www.TorrayResolute.com	December 31, 2017

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Portfolio Commentary

For the year ended December 31, 2017, the TorrayResolute Small/Mid Cap Growth Fund’s Institutional Class gained 21.92% and the Investor Class gained 21.85%, modestly underperforming the benchmark Russell 2500TM Growth Index which gained 24.46%, but outperforming the broad-based Russell 2500TM Index’s gain of 16.81%.  Positive stock selection was offset by negative sector allocation; selection in Energy and Real Estate made the largest contributions to the portfolio’s returns, while an overweight allocation to Energy and an average cash position of 4% caused the largest negative impact.  At the security level, top contributors included IPG Photonics (IPGP), Qualys (QLYS), and SBA Communications (SBAC).  Primary detractors included Criteo (CRTO), Synchronoss Technologies (SNCR), and Tractor Supply (TSCO).

Market Overview

The past year was a rewarding year for equity investors.  The combination of synchronized global growth, strengthening corporate profits, modest inflation, low interest rates and the passage of tax reform in the U.S. lifted stocks to record highs.  Eight years into the market’s recovery, one has to give investors credit for remaining focused on economic fundamentals, largely ignoring divisive domestic politics and ever-present geopolitical risks.  While skepticism is a natural, and perhaps defensible response to the duration and magnitude of this bull market, it is increasingly hard to argue with the economic foundation on which it has been built.  What became clear over the course of the year is that the economy has the potential to catch up to, and sustain the market’s impressive advance.

The economy has the potential to
catch up to, and sustain the
market’s impressive advance.

Outlook

Looking to 2018, we acknowledge valuations are generally extended, but note the economy’s developing strength and subdued interest rates are supportive of continued market stability.  Key areas of focus include interest rates, wage growth, corporate spending, particularly following the passage of tax reform, and regulatory risks impacting the Information Technology sector.  We are encouraged by the recent breadth the market has demonstrated.  While we don’t believe economic or market cycles have been repealed, it’s difficult to single out a primary or likely source of vulnerability.  From this perspective, we continue to view the backdrop for equities as positive.

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer
February 5, 2018

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Top Contributors & Detractors			Top 10 Holdings
Security	Sector	% Contribution	Security	% of Holdings
IPG Photonics	Info Tech	+2.9	Copart	5.1
Qualys	Info Tech	+2.7	Dycom Industries	4.3
SBA Communications – REIT	Real Estate	+2.2	Affiliated Managers Group	4.3
Halozyme Therapeutics	Health Care	+2.2	Omnicell	4.2
Copart	Industrials	+2.1	Jack Henry & Associates	4.1
Criteo – ADR	Info Tech	-1.8	Hexcel	4.1
Synchronoss Technologies	Info Tech	-1.2	LKQ	4.1
Tractor Supply	Cons Disc	-0.9	SBA Communications – REIT	4.1
Manhattan Associates	Info Tech	-0.6	BioMarin Pharmaceutical	4.1
Cambrex	Health Care	-0.6	Qualys	4.0
			Percentage of total portfolio	42.4
Holdings are subject to change and are not recommendations to buy or sell a security. To obtain information about the calculation methodology used to select the largest contributors to and detractors from performance or to obtain a list showing every holding’s contribution to performance during the measurement period, contact tawney@torray.com.

Activity Summary

Buys (7)
AMN Healthcare (AMN) is the largest U.S. staffing company serving the healthcare industry’s $16 billion addressable market.  Supply and demand fundamentals are expected to remain strong as the demographics of an aging population increase utilization, and a shortage of clinicians and physicians supports stable pricing.

Cambrex (CBM) is a manufacturer of active pharmaceutical ingredients (API), producing over 100 branded, generic and controlled substance drugs for a diversified client base.  Demand for outsourced API is strong and forecasted to continue to remain so; we estimate this market is growing annually in the high single digit rate with low year-to-year variability.

Criteo SA (CRTO) collects data from clients, combines it with its own data, and then uses its proprietary algorithms to create user-specific, targeted display ads in real time.  Through the use of its proprietary technology, Criteo addresses a fundamental challenge of ecommerce; identifying and converting prospective customers by retargeting display ads.

Dycom Industries (DY) is a leading provider of telecom wireline engineering and construction in the US.  Founded in 1969 and almost exclusively focused on the wireline business, Dycom benefits from the cost advantages associated with scale and deep industry relationships based on a strong reputation for execution.

Enstar Group (ESGR) is a specialty insurer focused on run-off lines of insurance, as well as direct underwriting of specialty property and casualty risks.

PRA Group (PRAA) acquires and collects portfolios of delinquent credit card receivables.  The company uses its proprietary data analytics built over the last 21 years to successfully realize collections. Going forward, we believe a rise in credit delinquencies and a more benign regulatory environment will allow PRA to resume rates of growth consistent with its past.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Pool Corp (POOL) holds the dominant position in the $8.5 billion U.S. pool supplies distribution industry, with $2.7 billion in revenues and 345 sales centers.  In our view, the attractive combination of a fragmented market, effective management and structural barriers to entry are reflected in the company’s strong financial results.

Sales (8)
Advisory Board Company (ABCO) is a consultant to the healthcare and higher education industries.  The position was sold immediately following the announcement of its acquisition by UnitedHealth Group (UNH) and Vista Equity Partners, due to the complexity and risks associated with the proposed transaction.

Cambrex (CBM) a manufacturer of pharmaceutical ingredients, was sold based on declining sales of a key compound and the uncertainty posed by material customer concentration.

Manhattan Associates (MANH) was sold due to the deterioration of business fundamentals.  Despite the impressive growth of this supply chain solutions provider over the prior five years, the company’s growth and profitability has stalled as some of its major end markets, especially U.S. retailers, have experienced substantial disintermediation from online alternatives such as Amazon (AMZN).  Given the scale and nature of this competitive threat, we decided to exit the investment.

O’Reilly Automotive (ORLY) is a North American aftermarket auto parts retailer.  The company crossed a market capitalization of $25 billion, exceeding the strategy’s guidelines of “small-to-mid cap” by a wide margin. This, and the fact that the portfolio holds two other companies with exposure to the auto parts industry, led us to sell the holding.

Polaris (PII) is a consumer power sports manufacturer.  Shares were sold as a result of extended product recalls that have resulted in market share loss and a consequential deterioration of the company’s growth and earnings, an outcome we seek to avoid.

Rice Energy (RICE) is a low-cost natural gas producer with upstream and midstream assets in the prolific Marcellus and Utica basins.  Shares of Rice Energy were sold following the June 19th announcement that the company would be acquired for $6.7 billion in cash and stock by EQT Corp. (EQT), a Pittsburgh-based natural gas production and transmission company.  Because we believe EQT’s assets and operations are inferior to Rice’s, and the majority of EQT’s offer is in the form of stock, we viewed the combination unfavorably and exited the investment.

Synchronoss Technologies (SNCR) provides cloud-based services, mobile device activation and data transfer solutions to the telecommunication industry. Shares were sold following a complicated series of corporate actions and management changes.  Given the fact that the business was fundamentally changed and management untested, we stepped to the sidelines.

Tractor Supply (TSCO) is a differentiated retailer of products for the rural lifestyle which include feed, pet products, hardware and clothing.  The persistence of headwinds including adverse weather, economic weakness in energy and agricultural-dependent geographies, and increased competition in key product lines such as pet food, led us to sell the stock.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Disclosures:
This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security.  Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.  Torray LLC is an independent registered investment adviser. Registration of an investment adviser does not imply any level of skill of training. Torray LLC claims compliance with the Global Investment Performance Standards (GIPS®). To receive a list of composite descriptions of Torray LLC and/or a GIPS® compliant presentation, please contact Hugh Tawney or Breck Scalise at 855.753.8174 or email tawney@torray.com. For additional information about Torray LLC, including fees and services, please contact us or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov).

For comparison purposes, the strategy is measured against the Russell 2500 Index and the Russell 2500 Growth Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher growth earning potential. The volatility of the index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell and security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Shares of the TorrayResolute Small/Mid Cap Growth Fund are distributed by Quasar Distributors, LLC.

Past performance is not indicative of future results.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of December 31, 2017

	1-Year	3-Year	Since Inception(1)
Investor Class	21.85%	7.06%	7.06%

Institutional Class	21.92%	7.29%	7.29%

Russell 2500 Growth Index(2)	24.46%	10.88%	10.88%

Russell 2500 Index(3)	16.81%	10.07%	10.07%

(1)	January 1, 2015.
(2)
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.  You cannot invest directly in an index.

(3)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  The Russell 2500 Index is a subset of the Russell 3000 Index.  It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in an index.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Expense Example (Unaudited)
December 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (7/1/2017)	Value (12/31/2017)	(7/1/2017 to 12/31/2017)
Investor Class Actual(2)	$1,000.00	$1,116.50	$6.67
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.90	6.36
Institutional Class Actual(2)	1,000.00	1,117.60	5.34
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,020.16	5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2017, of 11.65% and 11.76% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Allocation of Portfolio Net Assets(1) (Unaudited)
As of December 31, 2017
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of December 31, 2017
(% of net assets)

Copart	5.1%
Dycom Industries	4.3%
Affiliated Managers Group	4.3%
Omnicell	4.2%
Jack Henry & Associates	4.1%
Hexcel	4.1%
LKQ	4.1%
SBA Communications – REIT	4.1%
BioMarin Pharmaceutical	4.1%
Qualys	4.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments
December 31, 2017

	Shares	Value

COMMON STOCKS — 97.1%

Consumer Discretionary — 10.7%
Dunkin’ Brands Group	4,220	$272,063
LKQ*	8,461	344,109
Pool	2,113	273,951
		890,123

Consumer Staples — 3.0%
Church & Dwight	4,909	246,284

Energy — 3.3%
Core Laboratories	2,538	278,038

Financials — 10.2%
Affiliated Managers Group	1,734	355,904
Enstar Group*	1,132	227,249
PRA Group*	8,047	267,160
		850,313

Health Care — 22.2%
AMN Healthcare Services*	4,220	207,835
BioMarin Pharmaceutical*	3,793	338,222
Cooper Companies	1,330	289,780
Genmab A/S — ADR*	2,513	208,277
Halozyme Therapeutics*	13,777	279,122
Mettler-Toledo International*	296	183,378
Omnicell*	7,206	349,491
		1,856,105

Industrials — 22.2%
Copart*	9,833	424,687
Dycom Industries*	3,212	357,913
HD Supply Holdings*	5,015	200,751
Hexcel	5,576	344,876
ICF International*	4,312	226,380
Middleby*	2,197	296,485
		1,851,092

Information Technology — 21.4%
ANSYS*	1,847	272,599
Aspen Technology*	4,259	281,946
Computer Modelling Group	24,396	185,351
Criteo — ADR*	4,887	127,209
IPG Photonics*	1,127	241,324

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments – Continued
December 31, 2017

	Shares	Value
Information Technology — 21.4% (Continued)
Jack Henry & Associates	2,954	$345,500
Qualys*	5,621	333,606
		1,787,535
Real Estate — 4.1%
SBA Communications — REIT*	2,092	341,749
TOTAL COMMON STOCKS
(Cost $7,260,515)		8,101,239

SHORT-TERM INVESTMENT — 3.2%
Fidelity Investments Money Market Funds
Government Portfolio, Class I, 1.14%^
TOTAL SHORT-TERM INVESTMENT
(Cost $266,202)	266,202	266,202
Total Investments — 100.3%
(Cost $7,526,717)		8,367,441
Other Assets and Liabilities, Net — (0.3)%		(21,646)
Total Net Assets — 100.0%		$8,345,795

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of December 31, 2017.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Assets and Liabilities
December 31, 2017

ASSETS:
Investments, at value
(Cost $7,526,717)	$8,367,441
Interest receivable	623
Receivable for investment adviser reimbursements	10,803
Prepaid expenses	16,637
Total assets	8,395,504

LIABILITIES:
Accrued distribution fees	989
Payable for fund administration & accounting fees	17,053
Payable for compliance fees	1,832
Payable for transfer agent fees & expenses	5,199
Payable for custody fees	1,007
Payable for trustee fees	2,445
Accrued other fees	21,184
Total liabilities	49,709

NET ASSETS	$8,345,795

NET ASSETS CONSIST OF:
Paid-in capital	$8,757,101
Accumulated net investment loss	(11)
Accumulated net realized loss on investments	(1,252,019)
Net unrealized appreciation on investments	840,724
Net Assets	$8,345,795

	Investor Class	Institutional Class
Net Assets	$850,803	$7,494,992
Shares issued and outstanding(1)	69,366	606,751
Net asset value, redemption price and offering price per share	$12.27	$12.35

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Operations
For the Year Ended December 31, 2017

INVESTMENT INCOME:
Interest income	$1,816
Dividend income	17,023
Less: foreign taxes withheld	(907)
Total investment income	17,932

EXPENSES:
Fund administration & accounting fees (See Note 4)	101,964
Investment adviser fees (See Note 4)	36,656
Federal & state registration fees	33,574
Transfer agent fees & expenses (See Note 4)	32,162
Audit fees	16,997
Compliance fees (See Note 4)	10,997
Trustee fees (See Note 4)	9,310
Legal fees	8,115
Custody fees (See Note 4)	6,572
Other fees	4,653
Postage & printing fees	3,956
Distribution fees – Investor Class (See Note 5)	1,203
Total expenses before reimbursement/waiver	266,159
Less: reimbursement/waiver from investment adviser (See Note 4)	(219,133)
Net expenses	47,026

NET INVESTMENT LOSS	(29,094)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	983,989
Net change in unrealized appreciation on investments	68,723
Net realized and unrealized gain on investments	1,052,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,023,618

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
OPERATIONS:
Net investment loss	$(29,094)	$(90,020)
Net realized gain (loss) on investments	983,989	(774,411)
Net change in unrealized appreciation on investments	68,723	2,431,661
Net increase in net assets resulting from operations	1,023,618	1,567,230

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	806,983	25,700
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(89,037)	—
Increase in net assets from Investor Class transactions	717,946	25,700
Institutional Class:
Proceeds from shares sold	5,551,918	240,782
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(19,938,363)	(1,818,276)
Decrease in net assets from Institutional Class transactions	(14,386,445)	(1,577,494)
Net decrease in net assets resulting from capital share transactions	(13,668,499)	(1,551,794)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	—
Institutional Class	—	—
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,644,881)	15,436

NET ASSETS:
Beginning of year	20,990,676	20,975,240
End of year, including accumulated net investment
loss of $(11) and $0, respectively.	$8,345,795	$20,990,676

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the year.

	Years Ended December 31:
	2017	2016	2015
Investor Class

PER SHARE DATA:
Net asset value, beginning of year	$10.07	$9.39	$10.00

Investment operations:
Net investment loss	(0.06)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	2.26	0.71	(0.55)
Total from investment operations	2.20	0.68	(0.61)

Less distributions from:
Net investment income	—	—	—
Net capital gains	—	—	—
Total distributions	—	—	—
Net asset value, end of year	$12.27	$10.07	$9.39

TOTAL RETURN	21.85%	7.24%	(6.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of year (000’s)	$851	$40	$12

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	6.62%	2.15%	20.48%
After expense reimbursement/waiver	1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(6.23)%	(1.58)%	(19.89)%
After expense reimbursement/waiver	(0.86)%	(0.68)%	(0.66)%

Portfolio turnover rate	134%	40%	65%

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the year.

	Years Ended December 31:
	2017	2016	2015
Institutional Class

PER SHARE DATA:
Net asset value, beginning of year	$10.13	$9.41	$10.00

Investment operations:
Net investment loss	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.26	0.76	(0.56)
Total from investment operations	2.22	0.72	(0.59)

Less distributions from:
Net investment income	—	—	—
Net capital gains	—	—	—
Total distributions	—	—	—
Net asset value, end of year	$12.35	$10.13	$9.41

TOTAL RETURN	21.92%	7.65%	(5.90)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of year (000’s)	$7,495	$20,951	$20,963

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	5.71%	1.94%	2.52%
After expense reimbursement/waiver	1.00%	1.00%	1.00%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(5.32)%	(1.37)%	(1.93)%
After expense reimbursement/waiver	(0.61)%	(0.43)%	(0.41)%

Portfolio turnover rate	134%	40%	65%

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements
December 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on January 1, 2015. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Therefore, no federal income tax provision is required. As of and during the year ended December 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2017

reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2017, the Fund decreased accumulated net investment loss by $29,083, increased accumulated net realized loss on investments by $10, and decreased paid-in capital by $29,073.  The adjustments are primarily due to net operating losses.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2017

(“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,101,239	$—	$—	$8,101,239
Short-Term Investment	266,202	—	—	266,202
Total Investments in Securities	$8,367,441	$—	$—	$8,367,441

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2017, the Fund transferred one security with a value of $185,351 out of Level 2 to Level 1 due to a change from a last sale price adjusted price to a last sale price. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Torray LLC (“Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement (“Agreement”) between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1, shareholder servicing fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and expense payment occurred. The Operating Expenses Limitation Agreement will be in effect and

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2017

cannot be terminated through April 30, 2026.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
October – December 2019	$30,857
January – December 2020	$219,133

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended December 31, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.  A Trustee of the Trust was an interested person of the distributor until resigning from the Distributor’s Board on September 21, 2017.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the year ended December 31, 2017, the Investor Class incurred expenses of $1,203 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2017, the Investor and Institutional Class did not incur any shareholder servicing fees.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2017

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Investor Class:
Shares sold	73,641	2,649
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(8,245)	—
Net increase in Investor Class shares	65,396	2,649
Institutional Class:
Shares sold	474,595	24,909
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(1,936,505)	(183,589)
Net decrease in Institutional Class shares	(1,461,910)	(158,680)
Net decrease in shares outstanding	(1,396,514)	(156,031)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$7,276,067	$20,398,859

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2017, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$1,013,239	$(193,531)	$819,708	$7,547,733

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At December 31, 2017, the components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other	Net	Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Losses
$—	$(1,231,014)	$819,708	$(411,306)

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2017

As of December 31, 2017, the Fund had $1,231,003 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. During the year ended December 31, 2017, the Fund utilized unlimited capital loss carryovers of $734,383. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2017, the Fund plans to defer on a tax basis, post-October losses of $11.

There were no distributions made by the Fund for the year ended December 31, 2017, and the year ended December 31, 2016.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2017, Robert E. Torray, an affiliated person of the Adviser, owned 35.84%, Saxon & Company, for the benefit of its customers, owned 27.66% and Charles Schwab & Company, for the benefit of its customers, owned 26.10% of the outstanding shares of the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of TorrayResolute Small/Mid Cap Growth Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TorrayResolute Small/Mid Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 22, 2018

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited)
December 31, 2017

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	36	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(25 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	36	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(25 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	36	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Strategic Marketing, LLC	Variable
Year of Birth: 1957				(2006-Present).	Investment Trust
(11 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	36	Executive Vice President,	None
615 E. Michigan St.	and	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Year of Birth: 1958

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
December 31, 2017

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2002-Present).
Year of Birth: 1957	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Year of Birth: 1973	Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		November 2017		(2016-Present); Associate,
Year of Birth: 1979				Godfrey & Kahn S.C.
(2012-2016).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		September 2012		(2005-Present).
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		May 2016		(2008-Present).
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		May 2016		(2002-Present).
Year of Birth: 1970

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
December 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Torray LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD 20814-6519

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-406-4960.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2017, and December 31, 2016, the Fund’s principal accountant was Cohen & Company, LTD. The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    March 8, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    March 8, 2018

* Print the name and title of each signing officer under his or her signature.